ASSET RETIREMENT OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2023
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Schedule of Provision for Asset Retirement Obligations	The composition of the provision for asset retirement obligations at the reporting date was as follows for the periods presented:

	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021
Balance at beginning of period	$457,083	$525,589	$346,124
Additions(a)	3,250	24,395	96,292
Accretion	26,926	27,569	24,396
Asset retirement costs	(5,961)	(4,889)	(2,879)
Disposals(b)	(17,300)	(16,779)	(16,500)
Revisions to estimate(c)	42,650	(98,802)	78,156
Balance at end of period	$506,648	$457,083	$525,589
Less: Current asset retirement obligations	5,402	4,529	3,399
Non-current asset retirement obligations	$501,246	$452,554	$522,190
(a)Refer to Note 5 for additional information regarding acquisitions and divestitures.
(b)Associated with the divestiture of natural gas and oil properties. Refer to Note 10 for additional information.
(c)As of December 31, 2023, we performed normal revisions to our asset retirement obligations, which resulted in a $42,650 increase in the liability. This increase was comprised of a $27,830 increase attributable to a lower discount rate as a result of slightly decreased bond yields as compared to 2022 as inflation began to increase at a lower rate and a $16,059 increase for cost revisions based on our recent asset retirement experiences. Partially offsetting this increase was a $1,239 change attributed to retirement timing. As of December 31, 2022, the
Group performed normal revisions to its asset retirement obligations, which resulted in a $98,802 decrease in the liability. This decrease was comprised of a $144,656 decrease attributable to a higher discount rate. The higher discount rate was a result of macroeconomic factors spurred by the increase in bond yields which have elevated with U.S. treasuries to combat the current inflationary environment. Partially offsetting this decrease was $29,357 in cost revisions based on the Group’s recent asset retirement experiences and a $16,497 timing revision for the acceleration of the Group’s retirement plans made possible by asset retirement acquisitions that improved the Group’s asset retirement capacity through the growth of its operational capabilities. As of December 31, 2021, the Group performed normal revisions to its asset retirement obligations, which resulted in a $78,156 increase in the liability. This increase was comprised of a $109,306 increase attributable to the lower discount rate which was then offset by a $27,038 decrease for cost revisions based on our recent asset retirement experiences. The remaining change was attributable to timing. The lower discount rate was a result of macroeconomic factors spurred by the COVID-19 recovery, which reduced bond yields and increased inflation. Cost reductions are a result of our recent asset retirement experiences.
Schedule of Impact of Reasonably Possible 10% Change in Assumptions	A reasonably possible change in assumptions could have the following impact on the Group’s asset retirement obligations as of December 31, 2023:

ARO Sensitivity	Scenario 1(a)	Scenario 2(b)
Discount rate	$(164,357)	$817,004
Timing	31,339	(34,235)
Cost	50,580	(50,580)
(a)Scenario 1 assumes an increase of the BBB 15 year discount rate to approximately 7% (which is one of the highest rates observed since
2020), a 10% increase in cost and a 10% increase in timing by assuming the addition of one plugging rig, which would accelerate retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.
(b)Scenario 2 assumes a decrease of the BBB 15 year discount rate to approximately 3% (which is one of the lowest rates observed since 2020), a 10% decrease in cost and a 10% decrease in timing by assuming the loss of one plugging rig, which would delay retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.